WisdomTree Trust

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

Supplement dated April 9, 2024 to the currently effective

Statement of Additional Information dated December 14, 2023, as revised January 23, 2024 (the “SAI”)

The following information supplements and should be read in conjunction with the SAI listed above.

Effective April 5, 2024, the Board of Trustees (the “Board”) of WisdomTree Trust (the “Trust”) appointed Robert E. Plaze as an Independent Trustee. The Board also appointed Mr. Plaze as a member of the Governance, Nominating and Compliance Committee and the Contracts Review Committee at that time. Accordingly, effective immediately, the disclosure in the SAI pertaining to the Board, its Committees, and its Trustees is hereby revised as described below.

•	Under the heading “MANAGEMENT OF THE TRUST – Members of the Board and Officers of the Trust,” the information below pertaining to Mr. Plaze is hereby added to the table identifying the Trustees and Officers of the Trust.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Not Interested Persons of the Trust
Robert E. Plaze* (1956)	Trustee, 2024-present	Attorney, Partner at Proskauer Rose LLP from 2017 to 2024; Attorney, Partner at Stroock & Stroock & Lavan LLP from 2013 to 2017; U.S. Securities and Exchange Commission, Division of Investment Management from 1983 to 2012 (Deputy Director from 2010 to 2012; Associate Director from 1996 to 2010; Assistant Director from 1988 to 1996; Special Counsel from 1987 to 1988; Staff Attorney from 1983 to 1987).	80	None.

*	Appointed to the Board on April 5, 2024.
+	As of the date of the SAI.

•	Under the heading “MANAGEMENT OF THE TRUST – Governance, Nominating and Compliance Committee,” Mr. Plaze is hereby identified as a member of the Governance, Nominating and Compliance Committee in the first sentence.

•	Under the heading “MANAGEMENT OF THE TRUST – Contracts Review Committee,” Mr. Plaze is hereby identified as a member of the Contracts Review Committee in the first sentence.

•	Under the heading “MANAGEMENT OF THE TRUST – Individual Trustee Qualifications,” the paragraph below is hereby added as the third paragraph of the section.

The Board has concluded that Mr. Plaze is qualified to serve as a Trustee of the Fund because of the experience he has gained as a member of the staff of the SEC, including his service as Deputy Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, ETFs, investment advisers, and independent directors, as well as his familiarity with the Fund having formerly served as counsel to the Independent Trustees of the Trust.

•	Under the heading “MANAGEMENT OF THE TRUST – Fund Shares Owned by Board Members,” the information below pertaining to Mr. Plaze is hereby added to the table disclosing the Trustees’ ownership interests in the WisdomTree Funds.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Robert E. Plaze	WisdomTree U.S. MidCap Quality Growth Fund	None	Over $100,000

*	Information provided as of December 31, 2023.

In the future, the SAI will also disclose the compensation paid to Mr. Plaze by the Trust for the previous fiscal year. Mr. Plaze was appointed to the Board on April 5, 2024 and, therefore, did not receive compensation from the Trust for the fiscal year ended March 31, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-QMID-0424

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